COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

(10) COMMITMENTS AND CONTINGENCIES

Commitments

The Group has several operating leases, primarily for offices and employee dormitories. Payments under operating leases, including periodic rent escalation and rent holidays, are charged as expenses on a straight-line basis over the lease term.

Future minimum lease payments under operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 2011 are:

Minimum lease payments
2012	13,923,595
2013	13,029,176
2014	12,774,346
2015	10,614,004
2016 and thereafter	—

Total	50,341,121

Rental expenses incurred under operating leases for the years ended December 31, 2009, 2010 and 2011 amounted to RMB12,724,233, RMB12,465,520 and RMB14,006,416, respectively.

Guarantee

In connection with our air ticket service business, the Group is required by the Civil Aviation Administration of China and International Air Transport Association to provide guarantees for air tickets obtained from various airlines. As of December 31, 2010 and 2011, the amount under these guarantee arrangements was approximately RMB107 million. Based on historical experience and information currently available, the Group does not believe that it is probable that the Group will be required to pay any amount under these guarantee arrangements. Therefore, the Group has not recorded any liability in connection with these guarantee arrangements.